UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2011

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12390 El Camino Real, Suite 150, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Stockholders of ADVENTRX Pharmaceuticals, Inc. (the "Company") held on June 15, 2011 (the "Annual Meeting"), the stockholders of the Company approved the Company’s Amended and Restated 2008 Omnibus Incentive Plan (the "Restated Plan"). The Company’s board of directors (the "Board") adopted the Restated Plan on March 16, 2011, subject to stockholder approval at the Annual Meeting, and pursuant to the terms of the Restated Plan, it became effective as of June 15, 2011 upon receipt of the requisite stockholder approval. The principal changes in the Restated Plan relative to the Company’s 2008 Omnibus Plan (the "Original Plan") are (a) an increase of in the number of shares available for awards by 4,000,000 shares, from 405,969 shares as of December 31, 2010 to 4,405,969 shares, reduced by one share for each share subject to stock options or stock appreciation rights ("SARs") granted under the Original Plan after December 31, 2010 and by 1.5 shares for each share subject to awards other than stock options or SARs granted under the Original Plan after December 31, 2010; (b) a change in the manner in which shares subject to awards that are forfeited, expire or settled for cash will be added back to the shares available under the Restated Plan to one share for every share that was subject to a stock option or SAR and 1.5 shares for every share that was subject to an award other than a stock option or SAR; (c) a clarification that any shares repurchased by the Company in the open market with proceeds from the exercise of a stock option will not be added back to the shares available under the Restated Plan; (d) an automatic 30-day extension of the term of a stock option or SAR granted under the Restated Plan if on the last day of the original term of such award the exercise of the award is prohibited by applicable law or the holder cannot sell shares due to a "black-out period" under the Company’s insider trading policy; (e) a new requirement that dividends on restricted stock and dividend equivalents on restricted stock units and other share-based awards that vest based on achievement of performance goals either cannot be paid or must be accumulated subject to the same restrictions and forfeiture risk as the awards to which they relate and paid only when those restrictions and forfeiture risk lapse; (f) additions to the available business criteria for awards intended to satisfy the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended; (g) revisions to the per person limitations on awards that are intended to comply with the performance-based exception under Section 162(m) of the Internal Revenue Code of 1986, as amended; and (h) extension of the last day to grant awards to the tenth anniversary of the effective date of the Restated Plan. A more detailed summary of the Restated Plan is set forth in "Proposal 3 - Approval of ADVENTRX Pharmaceuticals, Inc. Amended and Restated 2008 Omnibus Incentive Plan" in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the "SEC") on April 28, 2011 (the "Proxy Statement"). The summary in this report of the principal changes in the Restated Plan relative to the Original Plan and the more detailed summary of the Restated Plan set forth in the Proxy Statement are qualified in their entirety by reference to the Restated Plan, a copy of which is attached as Exhibit 99.1 to the Company's Registration Statement on Form S-8 (File No. 333-174940) filed with the SEC on June 16, 2011 and is hereby incorporated by reference herein.

The information set forth in Item 5.07 of this report related to the resignations from the Board of Michael M. Goldberg, Mark J. Pykett and Eric K. Rowinsky is hereby incorporated by reference under this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on June 15, 2011 each of the proposals listed below was submitted to a vote of the Company’s stockholders. The proposals are described in detail in the Proxy Statement. The final voting results from the Annual Meeting are set forth below.

1. Odysseas D. Kostas was one of the six nominees for director, but resigned from the Board as of May 5, 2011. Accordingly, any votes related to Dr. Kostas were disregarded. The stockholders elected two of the remaining five nominees to the Board, each to serve until the Company’s 2012 annual meeting of stockholders and until their respective successors are elected and qualified, or until their earlier death, retirement, resignation or removal, as follows:

Nominee/For/Against/Abstain/Broker Non-Votes

Michael M. Goldberg/2,752,893/6,910,784/31,100/11,430,499
Jack Lief/6,158,038/3,501,708/35,122/11,430,409
Mark J. Pykett/2,746,617/6,917,530/30,631/11,430,499
Eric K. Rowinsky/2,236,930/7,428,464/29,383/11,430,499
Lewis J. Shuster/9,228,181/432,325/34,271/11,430,499

Pursuant to the Company’s Corporate Governance Guidelines, each of the nominees for re-election as a director tendered his resignation in advance of being nominated for election at the Annual Meeting, with the effectiveness of such resignation subject to and contingent upon (a) the director’s failure to receive a sufficient number of votes for re-election at the Annual Meeting and (b) the Board’s acceptance of the resignation. To be elected as a director, a nominee must receive the affirmative vote of the holders of a majority of the shares of the Company's common stock having voting power present in person or represented by proxy at the Annual Meeting. Accordingly, because Dr. Goldberg, Dr. Pykett and Dr. Rowinsky did not receive the requisite affirmative votes at the Annual Meeting, each of their continued service on the Board was subject to the Board’s determination as to whether to accept or reject his resignation.

Following the Annual Meeting, consistent with the Company’s Corporate Governance Guidelines, the Board established a Reviewing Committee and delegated to it the authority of the Board to determine whether to accept or reject the resignation of each of Dr. Goldberg, Dr. Pykett and Dr. Rowinsky, which the Reviewing Committee determined to accept, effective immediately, on June 15, 2011.

On May 11, 2011, the Board approved the appointment of David A. Ramsay to fill the vacancy on the Board created by Dr. Kostas’ resignation, effective as of June 15, 2011 immediately following the Annual Meeting, and to serve until the Company’s 2012 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, retirement, resignation or removal. Accordingly, Mr. Ramsay was appointed to the Board on June 15, 2011.

2. The stockholders ratified the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 as follows:

For/Against/Abstain/Broker Non-Votes

20,165,874/855,084/104,228/90

3. The stockholders approved the Restated Plan, as follows:

For/Against/Abstain/Broker Non-Votes

9,267,214/388,333/39,230/11,430,499

4. The stockholders approved the issuance by the Company of up to 13,478,050 shares of its common stock in lieu of cash for milestone payments pursuant to the Company’s merger agreement with SynthRx, Inc., as follows:

For/Against/Abstain/Broker Non-Votes

9,315,221/352,823/26,733/11,430,499

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

June 16, 2011	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: President and Chief Operating Officer